UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  June 13, 2003
                                (Date of earliest
                                 event reported)




Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------

1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398




Item 5. Other Events

     As previously disclosed, between May 8 and June 14, 2002, several class action lawsuits were filed in the Federal District Court in Chicago asserting nearly identical securities law claims on behalf of purchasers of Exelon Corporation (Exelon) common stock between April 24, 2001 and September 27, 2001 (Class Period). The complaints alleged that Exelon and three of its officers violated Federal securities laws by issuing a series of materially false and misleading statements relating to its 2001 earnings expectations during the Class Period. The Court consolidated the pending cases into one lawsuit and appointed two lead plaintiffs as well as lead counsel. On October 1, 2002, the plaintiffs filed a consolidated amended complaint, which Exelon moved to dismiss. In an order dated June 13, 2003, the Court dismissed the amended complaint with prejudice. The decision is subject to appeal.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION


                                            /S/  Robert S. Shapard
                                            ----------------------
                                            Robert S. Shapard
                                            Executive Vice President and
                                            Chief Financial Officer


June 16, 2003